UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2010

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Item 2. On May 6, 2010, ThermoGenesis issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2010. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2010, the Board of Directors of ThermoGenesis Corp. (the "Company") appointed Mr. David Carter as a new member of the Board of Directors of the Company. Mr. Carter is expected to be appointed to one or more committees of the Board at future meetings, but currently serves on no committee.

Mr. Carter currently serves as Chairman and Chief Executive Officer of Origen Therapeutics, a company developing immunotherapeutics and serves as director of two publicly traded healthcare companies, Immunogen, Inc., and Caliper Life Sciences.

Carter co-founded and served as Chairman and Chief Executive Officer of Xenogen, a publicly traded biotechnology company that merged into Caliper Life Sciences. He also served as Chairman, President and Chief Executive Officer of Somatix Therapy Corporation, and he was President and Chief Operating Officer of Northfield Laboratories, a publicly traded company developing hemoglobin based blood substitutes. He holds a B.A. in History and an M.B.A. in Management from Indiana University.

Mr. Carter will receive an annual board retainer of $24,000 paid quarterly. Mr. Carter will also be awarded an option to purchase 25,000 shares of the Company's common stock, which will vest in three equal installments on May 4, 2011, 2012 and 2013, and will receive $1,500 per board meeting attended.

Mr. Carter has not previously held any positions with the Company and there have been no related party transactions between Mr. Carter and the Company. Mr. Carter has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There are no other arrangements or understandings with Mr. Carter with respect to his appointment as a director.

For more information, see the Press Release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated May 6, 2010, titled "ThermoGenesis Reports Fiscal 2010 Third Quarter Results".

99.2 Press release dated May 6, 2010, titled "ThermoGenesis Names Lead Healthcare Industry Executive David Carter to Board of Directors".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

May 6, 2010	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: EVP, COO & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 6, 2010, titled "ThermoGenesis Reports Fiscal 2010 Third Quarter Results"
99.2	Press release dated May 6, 2010, titled "ThermoGenesis Names Lead Healthcare Industry Executive David Carter to Board of Directors"